LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED FEBRUARY 4, 2016

TO THE STATEMENT OF ADDITIONAL INFORMATION OF

PERMAL ALTERNATIVE SELECT FUND,

DATED MARCH 1, 2015

The Board of Trustees has approved the engagement of First Quadrant, LP (“First Quadrant”) as a subadviser to manage a global macro (systematic) strategy of the fund. First Quadrant is expected to start managing a portion of the fund’s assets on or about May 2, 2016.

The section of the Statement of Additional Information titled “Investment Objective and Management Policies – Investment Objective and Principal Investment Strategies” is supplemented with the following text:

Investment strategy	Subadviser
Global Macro (Systematic)	First Quadrant, LP

First Quadrant (Global Macro (Systematic)): The subadviser’s strategy seeks to achieve absolute return from investments in currency markets. The strategy may be exposed to currencies of developed and emerging market countries that, in the subadviser’s opinion, have liquid currency markets. The subadviser employs an active currency strategy that seeks to deliver returns (or alpha) that are not correlated to the movements of the securities markets. The subadviser seeks to achieve absolute return by exploiting factors that drive the relative value of currency markets and to take advantage of the effects of changes in short-term and long-term interest rates, capital flows, trade flows and supply/demand pressures. This investment process involves the use of the subadviser’s proprietary investment models which are the systematic expression of its research and fundamental ideas. The lead portfolio manager at the subadviser maintains ultimate discretion over the investment models and investment decisions. The subadviser may consider selling a position for several reasons, including when (1) its fundamentals deteriorate or its price appears overvalued relative to other currencies; (2) it appears to be overvalued; or (3) a more attractive investment opportunity is identified.

The section of the Statement of Additional Information titled “Investment Management and Other Services – Subadvisers and trading advisor” is supplemented with the following text:

First Quadrant, LP (“First Quadrant”), 800 East Colorado Blvd., Suite 900, Pasadena, CA 91101, serves as a subadviser to the fund. The general partner of First Quadrant is Affiliated Managers Group, Inc., a publicly traded company.

Please retain this supplement for future reference.

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